               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

      THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this "Security Agreement"), dated as of April 30, 2000, is by and between NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("USBNA"), as collateral agent (in such capacity, together with any successor Agent hereunder, the "Agent") for (A) the Lenders (as defined below), (B) U.S. Bancorp Leasing & Financial, as successor in interest to FBS Business Finance Corp. (the "Lessor"), as lessor under any present or future leases of equipment by the Lessor, as lessor, to the Company or New Century Financial Corporation ("NCFC"), as lessee, or as lender under any present or future loan by the Lessor, as lender, to the Company or NCFC, as borrower, secured by equipment, and (C) the Subordinated Noteholder (as defined below).

                                    RECITALS:

      A. The Company, the lenders party thereto (the "Lenders") and the Agent are party to the Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 (as the same has heretofore been amended and as may hereafter be amended, modified, extended or restated and in effect from time to time, the "Credit Agreement").

      B. The Lessor has leased, and may from time to time hereafter lease, equipment to the Company or NCFC, or make loans to the Company or NCFC secured by equipment.

      C. USBNA has extended and has agreed to extend subordinated loans to the Company under a Subordinated Loan Agreement (as the same may hereafter be amended, modified, extended or restated and in effect from time to time, the "Subordinated Loan Agreement") and a Second Amended and Restated Subordinated Promissory Note in the principal amount of $40,000,000 (as the same may hereafter be amended, modified, extended or restated and in effect from time to time, the "Subordinated Note"), both of even date herewith.

      D. It is a condition precedent to the agreement of USBNA to loan or advance additional monies under such Subordinated Loan Agreement and the Subordinated Note that the Company and the Agent execute and deliver this Security Agreement to amend and restate the Pledge and Security Agreement dated as of May 29, 1998, as amended, from the Grantors to the Agent (the "Existing Pledge Agreement").

      E. The Company finds it advantageous, desirable and in the Company's best interest to comply with the requirement that the Existing Pledge Agreement be amended and restated pursuant to this Security Agreement.

      Accordingly, the Company and the Agent hereby agree to amend and restate the Existing Pledge Agreement as follows:

      Section 1. DEFINITIONS

            Each capitalized term used herein which is not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, including Exhibit E thereto. In addition, the following terms shall have the following respective meanings:

            "Agreement to Pledge": an agreement to pledge substantially in the form of Attachment 1 hereto.

            "Bailee Letter": a letter substantially in the form of Attachment 2 hereto.

            "Closing Agent": with respect to any Mortgage Loan, the title company or other Person performing the functions of a title company in connection with the closing of such Mortgage Loan.

            "Collateral": as defined in Section 2 hereof.

            "Collateral Identification Letter": a letter substantially in the form of Attachment 3 hereto.

            "Collections": as defined in Section 2(h) hereof.

            "FIRREA Qualifying Appraisal": with respect to any Pledged Mortgage Loan, an appraisal of the real estate securing such Pledged Mortgage Loan which meets the requirements of the applicable appraisal regulations under Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, including, without limitation, the appraisal regulations applicable to mortgage warehousing loans (but if said regulations do not require an appraisal with respect to a Pledged Mortgage Loan, then no appraisal shall be required with respect thereto hereunder).

            "Lease Agreement": each and any agreement for the lease of equipment or for the making of a loan secured by equipment now existing or at anytime entered into between the Lessor, as lessor or lender, and the Company or NCFC, as lessee or borrower.

            "Lease Obligations": all of the obligations now or hereafter arising owed by the Company or NCFC to Lessor in connection with any lease of equipment or loan secured by equipment.

            "Loan Detail Listing": a loan detail listing substantially in the form of Attachment 4 hereto, which data may be electronically transmitted.

            "Obligor": a person or other entity who now or hereafter is or becomes liable to the Company with respect to any of the Collateral.

            "Pledged Mortgage Loans": Mortgage Loans deemed to have been delivered to the Agent as provided in Section 4.01 hereof and Mortgage Loans delivered to the Agent as provided in Section 4.02 hereof.

            "Related Mortgage-backed Security": a Mortgage-backed Security, whether certificated or uncertificated, that represents an interest in, or is secured by, any Mortgage Loans that were Pledged Mortgage Loans at the time of formation of the related pool, unless the Agent's security interest for the benefit of the Secured Parties in such Pledged Mortgage Loan is released as provided herein prior to or simultaneously with the issuance of such Mortgage-backed Security.

            "Secured Parties" shall mean the Agent, the Lenders, the Lessor, and the Subordinated Noteholder.

            "Subordinated Note" shall have the meaning assigned to it in the Recital C hereto.

            "Subordinated Note Obligations" shall mean the obligations of the Company to pay principal and interest on the Subordinated Note and all fees, costs, expenses and indemnities for which the Company is liable in connection therewith.

            "Subordinated Noteholder" shall mean USBNA and any subsequent holder of the Subordinated Note.

            "Transmittal Letter": a transmittal letter substantially in the form of Attachment 5 hereto.

            "Trust Receipt": a trust receipt substantially in the form of Attachment 6 hereto.

            "Wet Funding Clearing Account": such accounts of the Company with the Agent as may be designated from time to time by the Agent, which shall be under the sole dominion and control of the Agent.

      Section 2. PLEDGE

            As collateral security for the due and punctual payment and performance of all of the Obligations, Lease Obligations and Subordinated Note Obligations, the Company does hereby pledge, hypothecate, assign, transfer and convey to the Agent, for the benefit of the Secured Parties, and grants to the Agent, for the benefit of the Secured Parties, a security interest in and to, the following described property (the "Collateral"):

            (a) all right, title and interest of the Company in and to the Pledged Mortgage Loans and Related Mortgage-backed Securities and all promissory notes, participation agreements, participation certificates, or other instruments or agreements which evidence the Pledged Mortgage Loans and Related Mortgage-backed Securities;

            (b) all right, title and interest of the Company in and to all Mortgage Notes, Mortgages and other notes, real estate mortgages, deeds of trust, security agreements, chattel mortgages, assignments of rent and other security instruments whether now or hereafter owned, acquired or held by the Company which evidence or secure (or constitute collateral for any note, instrument or agreement evidencing or securing) any of the Pledged Mortgage Loans;

            (c) all right, title and interest of the Company in and to all financing statements perfecting any security interest securing any Pledged Mortgage Loan or property securing any Pledged Mortgage Loan;

            (d) all right, title and interest of the Company in and to all guaranties, mortgage insurance policies and other instruments by which the persons or entities executing the same guarantee or insure, among other things, the payment or performance of the Pledged Mortgage Loans;

            (e) all right, title and interest of the Company in and to all title insurance policies, title insurance binders, commitments or reports insuring or relating to any Pledged Mortgage Loan or property securing any Pledged Mortgage Loan;

            (f) all right, title and interest of the Company in and to all surveys, bonds, hazard and liability insurance policies, participation agreements and any other agreement, instrument or document pertaining to, affecting, obtained by the Company in connection with, or arising out of, the Pledged Mortgage Loans;

            (g) all right, title and interest of the Company in and to all Take-Out Commitments and other agreements to purchase any Pledged Mortgage Loans or Related Mortgage-backed Securities;

            (h) all right, title and interest of the Company in and to all collections on, and proceeds of or from, any and all of the foregoing (hereinafter collectively called "Collections");

            (i) all right, title and interest of the Company in and to any other asset of the Company which has been or hereafter at any time is delivered to the Agent or any Secured Party for the purpose of being pledged hereunder;

            (j) all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and data of the Company relating to the Pledged Mortgage Loans and Related Mortgage-backed Securities (including all information, data, programs, tapes, discs and cards necessary to administer and service the Pledged Mortgage Loans and Related Mortgage-backed Securities);

            (k) all balances, credits and deposits of the Company contained in the Collateral Account and in the Wet Funding Clearing Account;

            (l) all right, title and interest of the Company in and to any Hedging Arrangements entered into to protect the Company against changes in the value of any of the Pledged Mortgage Loans or changes in the interest rate applicable to the Loans, including, without limitation, all rights to payment arising under such Hedging Arrangements; and

            (m) any and all balances, credits, deposits, accounts or moneys of, or in the name of, the Company representing or evidencing the foregoing or any proceeds thereof, and any and all proceeds of any of the foregoing.

      Section 3. REPORTS CONCERNING EXISTING COLLATERAL AND HEREAFTER ACQUIRED
                 COLLATERAL

            From time to time hereafter as reasonably requested by the Agent, the Company will promptly give a written report to the Agent describing and listing each document, instrument or other paper which evidences, secures, guarantees, insures or pertains to any item of the Collateral whether now or hereafter owned, acquired or held by the Company. Such written report shall contain sufficient information to enable the Agent to identify each such document, instrument or other paper. The Company (a) upon the request of the Agent, shall promptly provide additional information concerning, or a more complete description of, each such document, instrument or other paper and (b) at the request of the Agent, shall promptly deliver the same to the Agent.

      Section 4. DELIVERY OF COLLATERAL DOCUMENTS

            4.01 Delivery of Mortgage Loans. A Mortgage Loan shall be deemed to have been delivered and pledged to the Agent for the benefit of the Secured Parties under this Security Agreement when:

            (a) the Agent has received, with respect to such Mortgage Loan, (i) an Agreement to Pledge, duly completed and executed by the Company, (ii) a Collateral Identification Letter duly completed and executed by the Company and (iii) a Loan Detail Listing, duly completed; and

            (b) either

                  (i) a wire transfer of funds from the Wet Funding Clearing
            Account has been initiated for the purpose of funding the origination or purchase of such Mortgage Loan;

                  (ii) a draft drawn upon the Agent for the purpose of funding the origination or purchase of such Mortgage Loan has been received by the Agent and has cleared the Agent's payment process; or

                  (iii) a draft drawn upon the Agent for the purpose of funding the origination or purchase of such Mortgage Loan has been accepted by the Agent, or the Agent has otherwise assured payment thereof.

The documents referred to in clause (a) of the preceding sentence shall be transmitted to the Agent by telecopier or electronic data transmission not later than 3:30 p.m. (Minneapolis time) on the applicable Borrowing Date selected for funding such Mortgage Loan, and the originally executed copies of such documents shall be delivered to the Agent by courier on the following Business Day.

            4.02 Delivery of Pledged Mortgage Loan Documentation. The Company shall deliver to the Agent, with respect to each Pledged Mortgage Loan, the following described instruments and documents within seven Business Days after the Borrowing Date on which the applicable Warehousing Loan was made for the purpose of funding such Mortgage Loan:

            (a) the original Mortgage Note evidencing such Pledged Mortgage Loan,duly endorsed in blank as follows:

                                          "Pay to the order of

                                          _____________________________________,
                                          without recourse


                                          NEW CENTURY MORTGAGE CORPORATION

                                          By
                                             -----------------------------------

                                          Title                                "
                                                -------------------------------

            (b) a copy of the Mortgage securing such Pledged Mortgage Loan, certified by the Closing Agent to be a true and exact copy of the original Mortgage as submitted for recording;

            (c) a duly executed appropriate assignment of said Mortgage in blank and in recordable form;

            (d) if there are any intermediate assignments of said Mortgage, two copies of each such assignment, certified by the Closing Agent or the Company to be a true and exact copy of the original thereof as submitted for recording;

            (e) if any of the foregoing documents was executed on behalf of a party thereto by another Person under a power of attorney, a copy of the original executed copy of such power of attorney, certified by the Closing Agent to be a true and exact copy of the original thereof;

            (f) if requested by the Agent, a copy of the Company's closing instructions to the Closing Agent for such Pledged Mortgage Loan, containing the language set forth on Exhibit G to the Credit Agreement, and a Transmittal Letter listing all documents being delivered to the Agent;

            (g) if requested by the Agent, a copy of the Closing Agent's Settlement Statement for such Mortgage Loan; and

            (h) if requested by the Agent, a completed Company Worksheet Concerning Applicability of Section 32 of Regulation Z (12 CFR Section 226.32) and, if said Section 32 applies, copies of the disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with said Section 32.

In the event the Company complies with all of the requirements of this Section
4.02 with respect to a Mortgage Loan, such Mortgage Loan shall be deemed pledged to the Agent for the benefit of the Secured Parties under this Security Agreement even if the requirements of Section 4.01 hereof have not been satisfied.

            4.03 Delivery of Additional Mortgage Loan Documents Upon Request. Within five Business Days after receiving a written request from the Agent to deliver the same with respect to any Pledged Mortgage Loan, the Company shall deliver to the Agent the following:

            (a) All original guaranties, assignments of rents and other instruments and documents relating to security for and payment of such Pledged Mortgage Loan, together with duly executed assignments thereof;

            (b) A mortgagee's title insurance policy (or commitment therefor) in the form of an American Land Title Association standard policy (revised coverage, most recent form) from a substantial and reputable title insurance company acceptable to the Agent in favor of the Company insuring the lien of the Mortgage securing such Pledged Mortgage Loan (subject only to such liens and encumbrances as are generally acceptable to reputable lending institutions, mortgage investors and securities dealers) or, if such a mortgagee's title policy (or commitment therefor) is generally not available in the state in which the real property subject to such Mortgage is located, an opinion of an attorney reasonably acceptable to the Agent to the effect that the Mortgage securing such Pledged Mortgage Loan is a valid first lien free and clear of all other liens, encumbrances and restrictions except such as are generally acceptable to reputable lending institutions, mortgage investors and securities dealers;

            (c) Evidence satisfactory to the Agent that the premises covered by the Mortgage securing such Pledged Mortgage Loan is insured against fire and perils of extended coverage for an amount at least equal to the lesser of (i) 80% of the outstanding principal balance of such Pledged Mortgage Loan or (ii) the full replacement cost of such premises;

            (d) With respect to such Pledged Mortgage Loan and each Related Mortgage-backed Security, copies of the applicable Take-Out Commitment and all documents and instruments called for thereunder, together with a certificate signed by an officer of the Company that, as of the date of delivery thereof, such Pledged Mortgage Loan and all documentation therefor satisfies all requirements and conditions of the applicable Take-Out Commitment;

            (e) Originals, or photocopies, as the Agent may request, of surveys (or plat maps, if surveys are not available) and all other instruments, documents and other papers pertaining to such Pledged Mortgage Loan which are in the possession or control of the Company or which the Company has the right to possess or control;

            (f) The original of each Mortgage referred to Section 4.02(b) hereof, together with satisfactory evidence of its recordation, or, if the original recorded Mortgage has not been returned to the Company by the applicable recording officer, a copy of the original recorded Mortgage certified as a true and exact copy thereof by the applicable recording officer;

            (g) Evidence satisfactory to the Agent that the Company has obtained and maintains in its files, as agent for the Agent and the Secured Parties, a FIRREA Qualifying Appraisal with respect to such Pledged Mortgage Loan, which evidence may include, but is not limited to, a copy of such FIRREA Qualifying Appraisal certified by the Company to be a true and exact copy of the original thereof as maintained in the Company's files; and

            (h) copies of all truth-in-lending disclosures showing compliance with Regulation Z of the Board of Governors of the Federal Reserve System and copies of all disclosures under the Real Estate Settlement Procedures Act of 1974, as amended.

            4.04 Form of Assignments. All assignments executed and delivered by the Company pursuant to this Section 4 shall be in form satisfactory for recording in the real estate records of the applicable jurisdiction and in form and substance acceptable to and approved by the Agent.

            4.05 Effect of Transmittal Letters. Any Transmittal Letter delivered to the Agent hereunder, together with the documents accompanying such Transmittal Letter, shall conclusively be presumed to have been delivered to the Agent on behalf of the Company notwithstanding that such Transmittal Letter shall not have been signed or submitted by a person who has been authorized in writing to do so by the Company through its Board of Directors or otherwise.

            4.06 Endorsement and Delivery of Checks, Etc. The Company will from time to time whenever an Event of Default exists, upon the request of the Agent, endorse and deliver to the Agent any draft, check, note or other writing which evidences a right to the payment of money which constitutes Collateral.

            4.07 Defects in Collateral Documentation; Loss of Collateral Value. A Pledged Mortgage Loan which has been delivered to the Agent under this Security Agreement in accordance with Section 4.01 or Section 4.02 hereof shall be and remain Collateral which is subject to the lien and security interest granted to the Agent under Section 2 hereof until such Pledged Mortgage Loan is sold to an Investor in accordance with Sections 10.02 and 10.03 hereof (in which case the proceeds thereof, including, without limitation, any Related Mortgage-backed Security, shall constitute Collateral) or released pursuant to
Section 10.04 hereof or until this Security Agreement terminates in accordance with Section 21 hereof, notwithstanding (a) any defect in any document delivered to the Agent pursuant to Section 4.01, 4.02, or 4.03 hereof, (b) the failure of such Pledged Mortgage Loan to have or continue to have Warehousing Collateral Value, (c) the failure of the Company to make timely delivery of any document required to be delivered to the Agent under Section 4.02 hereof, (d) the failure of the Company to make timely delivery of any document required to be delivered to the Agent under Section 4.03 hereof, or (e) any other fact, circumstance, condition or event whatsoever. For purposes of the preceding sentence, the funding of the origination or purchase of a Pledged Mortgage Loan from the proceeds of a Warehousing Loan and/or the assignment of Warehousing Collateral Value to such Pledged Mortgage Loan by the Agent shall be deemed to be conclusive evidence of the delivery of such Pledged Mortgage Loan under

Section 4.01 hereof, notwithstanding any subsequent determination by the Agent that the documentation delivered for such Pledged Mortgage Loan was incomplete or defective in any respect or that such Pledged Mortgage Loan should not have been assigned Warehousing Collateral Value.

      Section 5. REPRESENTATIONS AND WARRANTIES

            The Company hereby represents and warrants that: (a) all of the representations and warranties set forth in the Credit Agreement and the Subordinated Loan Agreement are true and correct; (b) the Company is or will be the legal and equitable owner of the Collateral and its interests therein are or will be free and clear of all liens, security interests, charges and encumbrances of every kind and nature (other than as created hereunder or under Take-Out Commitments or under assignments to purchasers under such Take-Out Commitments); (c) no financing statement or other evidence of lien covering any of the Collateral is or will be on file in any public office other than financing statements filed with respect to the Company as debtor and the Agent, for the benefit of the Secured Parties, as secured party; (d) the Company has good right, power and lawful authority to pledge, assign and deliver the Collateral in the manner hereby done or contemplated; (e) no consent or approval of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity or enforceability of the rights created hereunder or (ii) required prior to the assignment, transfer and delivery of any of the Collateral to the Agent; (f) to the Company's knowledge, no material dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral; (g) this Security Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company and the Collateral in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency or other similar laws affecting creditors' rights generally); (h) in making and closing each Pledged Mortgage Loan, the Company has or will have fully complied in all material respects with, and all collateral documents delivered with respect to such Pledged Mortgage Loan comply or will comply in all material respects with, all applicable federal, state and local laws, regulations and rules, including, but not limited to, (i) usury laws, (ii) the Real Estate Settlement Procedures Act of 1974, (iii) the Equal Credit Opportunity Act, (iv) the Federal Truth in Lending Act, (v) Regulation Z of the Board of Governors of the Federal Reserve System (including, without limitation,
Section 32 thereof, to the extent applicable) and (vi) all other consumer protection and truth-in-lending laws which may apply, and in each case with the regulations promulgated in connection therewith, as the same may be amended from time to time; and the Company shall maintain sufficient documentary evidence in its files with respect to such Pledged Mortgage Loans to substantiate such compliance; (i) the Company has obtained or will obtain prior to the delivery of any Mortgage Loan to the Agent in accordance with Section
4.01 hereof, and will maintain in its files as agent for the Agent and the Secured Parties, a FIRREA Qualifying Appraisal with respect to such Mortgage Loan; (j) immediately upon (i) the execution and delivery of the Credit Agreement, the Notes and the other Loan Documents, (ii) the acquisition by the Company of rights in a Mortgage Loan funded by a Warehousing Loan, and (iii) the execution and delivery to the Agent of an Agreement to Pledge and related Collateral Identification Letter and Loan Detail Listing in connection with such Mortgage Loan, the Agent, for the benefit of the Secured Parties, will have a valid and perfected first priority security interest in such Mortgage Loan and in the related Mortgage Note and Mortgage evidencing and securing such Mortgage Loan (without the Agent taking possession of said Mortgage Note) for a period of 21 days from the date such Warehousing Loan is made for the purpose of funding such Mortgage Loan; (k) upon the delivery of the Mortgage Note evidencing a Pledged Mortgage Loan to the Agent as contemplated by Section 4.02 hereof, the Agent, for the benefit of the Secured Parties, shall have a valid and perfected first priority security interest in such Pledged Mortgage Loan, without regard to the 21-day temporary perfection period referred to in clause (j) of this sentence; (l) immediately upon (i) the execution and delivery of the Credit Agreement, the Notes and the other Loan Documents, (ii) the acquisition by the Company of rights in such Collateral and (iii) the filing with the Secretary of State of California of a financing statement showing the Company as debtor and the Agent for the benefit of the Secured Parties as secured party and describing the Collateral, the Agent, for the benefit of the Secured Parties, shall have a valid and perfected first priority security interest in the Collateral which is other than as described in clauses (j) and (k) of this Section 5, to the extent that a security interest in such other Collateral can be perfected by filing a financing statement; (m) each Pledged Mortgage Loan has been fully advanced and is a first lien on the premises described therein; (n) each Pledged Mortgage Loan complies with all requirements of this Security Agreement and the Credit Agreement applicable thereto; (o) except as described in the reports provided by the Company to the Agent and the Lenders pursuant to Section 4.01 of the Credit Agreement, or as otherwise disclosed to the Agent and the Secured Parties, there is no monetary default existing under any Pledged Mortgage Loan that remains in effect on the date the Compliance/Borrowing Base Certificate for the month in which such default occurred is required to be delivered to the Agent and the Lenders pursuant to Section 4.01(c)(ii) of the Credit Agreement and, to the knowledge of the Company, there is no other default existing under any Pledged Mortgage Loan; and (p) all Pledged Mortgage Loans secured by properties located in special flood hazard areas designated by the Secretary of Housing and Urban Development are and shall continue to be covered by flood insurance under the National Flood Insurance Program.

      Section 6. POSSESSION OF COLLATERAL; STANDARD OF CARE

            The Agent shall exercise reasonable care in the custody and preservation of the Collateral, shall keep the documents delivered to it in connection with Pledged Mortgage Loans at a facility protected against fire and shall keep the Collateral separate from similar collateral furnished by third parties. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Company requests in writing, but failure of the Agent to comply with any such request shall not itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral not so requested by the Company shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. The Agent shall also be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property of like kind.

      Section 6A. AGENT'S DUTIES

            The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral, for the benefit of the Secured Parties, and shall not impose any duty upon it to exercise any such powers. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Agent shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral.

      Section 7. COLLECTIONS ON COLLATERAL BY THE COMPANY; ACCOUNTING

            Until the Agent gives notice to the Company pursuant to the penultimate sentence of this Section 7 or exercises its rights under Section 8 or 13 hereof, the Company shall be entitled to receive all Collections and use the same in the normal course of business. Upon notice from the Agent to the Company given after the occurrence and during the continuation of an Event of

Default or an Unmatured Event of Default, the Company shall furnish to the Agent not later than the tenth Business Day after the end of each month a report on all Collections received during the preceding month and provide the same accounting therefor as the Company customarily furnishes the permanent investors therein, including with respect to Collections on each Pledged Mortgage Loan:
(a) the name of the Obligor(s), (b) the Company's loan number for such Pledged Mortgage Loan, (c) the current principal balance of such Pledged Mortgage Loan,
(d) the current escrow balance with respect to such Pledged Mortgage Loan, (e) the number and amount of past due payments on such Pledged Mortgage Loan and (f) the amount of the collections received during such month with respect to such Pledged Mortgage Loan, itemized to show (i) principal portion, (ii) interest portion and (iii) portion thereof representing amounts paid in escrow for real estate taxes and insurance.

            Upon notice from the Agent to the Company given after the occurrence and during the continuation of an Event of Default or of an Unmatured Event of Default, the Company shall hold all collections representing principal payments and prepayments and interest and escrows for real estate taxes and insurance in trust for the Secured Parties and shall promptly remit the same to the Agent. All amounts representing the principal payments and prepayments and interest delivered to the Agent pursuant to the preceding sentence shall be deposited in the Collateral Account and all amounts representing real estate taxes and insurance escrows delivered to the Agent pursuant to the preceding sentence shall be deposited in an escrow account with any bank satisfactory to the Company and the Agent, to be held as Collateral for, or applied to, the Obligations, the Lease Obligations and the Subordinated Note Obligations.

            Section 8. COLLECTIONS ON COLLATERAL BY THE AGENT

            Upon the occurrence and during the continuation of an Event of Default or an Unmatured Event of Default, the Agent may at any time and from time to time, notify and direct any or all Obligors with respect to any of the Collateral thereafter to make all payments on such Collateral directly to the Agent, regardless of whether the Company was previously making collections thereon. The Agent shall promptly account to the Company for all such payments received by the Agent. Each Obligor making such payment to the Agent shall be fully protected in relying on the written statement of the Agent that the Agent then holds the security interests herein granted and assigned, which entitle the Agent to receive such payment, and the receipt of the Agent for such payment shall be full acquittance therefor to the Obligor making such payment.

            Section 9. DEFAULTED LOANS; COLLECTION AND FORECLOSURE PROCEEDINGS

            If the Company wishes to institute collection or foreclosure proceedings with respect to a Pledged Mortgage Loan, it shall substitute other Collateral so that it is entitled pursuant to the terms of the Credit Agreement to a release of such Pledged Mortgage Loan. If the Company does not own sufficient other Collateral to obtain a release of such Pledged Mortgage Loan, then so long as an Event of Default or an Unmatured Event of Default has not occurred and is continuing, the Agent, upon written request of the Company, will deliver, upon such terms and conditions as the Agent in its sole discretion may establish, to an attorney at law, as the agent of the Agent, to the extent necessary for the purpose of enabling said attorney to institute, in the name of the Company or the Agent, or in their names or in the names of their nominees, as the Agent may determine, collection and/or foreclosure proceedings on any Pledged Mortgage Loan in default the following: (a) the promissory note or other instrument evidencing such Pledged Mortgage Loan in default and (b) the mortgage or deed of trust, if any, that secures such promissory note, or other Collateral needed by said attorney in connection with such collection and/or foreclosure proceedings in such manner and in such form as the Agent deems necessary or desirable to preserve its security interest for the benefit of the Secured Parties in such Collateral, provided such Collateral and all proceeds of any such collection and/or foreclosure efforts shall remain subject to this Security Agreement and the security interests granted herein and all such proceeds shall be delivered to the Agent as and when and in the form received to the extent required by the terms of the Credit Agreement. The Company hereby covenants and agrees that, without first obtaining the prior written consent of the Agent, it will not request or accept any discount on, or any conveyance, endorsement, transfer or assignment of any right, title or interest in and to any of the real, personal or mixed properties sold, pledged, mortgaged, hypothecated, assigned, transferred, set over or conveyed to the Agent for the benefit of the Secured Parties as security for any of the promissory notes or other instruments or agreements which evidence Pledged Mortgage Loans in lieu of foreclosure proceedings if, after giving effect to any such proposed transaction, the Borrowing Base would be less than the aggregate unpaid principal amount of the outstanding Warehousing Loans. At such time as such delivery of the Collateral is no longer required in connection with said collection and/or foreclosure efforts, to the extent such Collateral has not been released pursuant to this Security Agreement, the same shall be reassigned and redelivered to the Agent.

            Section 10. SALES AND RELEASES OF COLLATERAL

            10.01 Redelivery of Collateral for Correction. If no Event of Default or Unmatured Event of Default exists, the Agent may redeliver to the Company, for correction, any instrument or document which constitutes or relates to any of the Collateral; provided, that any such redelivery shall be made against a Trust Receipt duly completed and executed by the Company requiring, within 21 days after the redelivery thereof to the Company, the return to the Agent of each such instrument and document. The Company shall deliver to the Agent each such instrument and document as soon as it has completed the correction thereof and, in any event, within 21 days after its receipt thereof.

            10.02 Delivery for Sale of Pledged Mortgage Loans. If no Event of Default or Unmatured Event of Default exists, the Company may direct the Agent to, and the Agent will, transmit on behalf of the Company Pledged Mortgage Loans, accompanied by a duly completed and executed Bailee Letter, to an Investor who has issued a Take-Out Commitment or a custodian for such Investor that is acceptable to the Agent. All sale proceeds transferred to the Agent pursuant to such Bailee Letter and all Mortgage Notes and other documents returned to the Agent pursuant to such Bailee Letter shall remain a part of the Collateral unless and until released pursuant to Section 10.04 of this Security Agreement. If required by the applicable Take-Out Commitment, Pledged Mortgage Loans may be duly assigned of record to the issuer of such Take-Out Commitment subject to reassignment if not purchased and with beneficial title to any such assigned Pledged Mortgage Loans being subject to the above-stated escrow condition. All Pledged Mortgage Loans which are so transmitted or otherwise delivered but not paid for shall constitute Collateral and shall, subject to the limits contained herein, be included in determining the Borrowing Base. The proceeds received by the Agent from the sale of any Pledged Mortgage Loans pursuant to this Section 10.02 shall be deposited by the Agent in the Collateral Account and shall be promptly applied to the payment of principal of the Notes; provided, however, that if an Event of Default has occurred and is continuing, such proceeds shall be applied in accordance with Section 17 hereof.

            10.03 Formation of Pools. The Agent may, from time to time in its sole discretion, at the request of the Company, transmit Pledged Mortgage Loans to a custodian that is acceptable to the Agent in connection with the issuance of Mortgage-backed Securities and the formation of pools of Mortgage Loans, subject, however, to the provisions of Sections 6A and 22 hereof. The Agent and its designated agent shall be entitled to rely on the written instructions of the Company in this regard and shall have no obligation to act in the absence of such written instructions.

            10.04 Release of Particular Collateral.

            (a) If no Event of Default or Unmatured Event of Default has occurred which is continuing, the Agent shall, at the written request of the Company, release its security interest for the benefit of the Lenders in any item of Collateral specified by the Company in such written request, provided that, after giving effect to such requested release, the Borrowing Base (including therein the Warehousing Collateral Value of any Collateral given in substitution for the Collateral to be released) shall not be less than the aggregate principal amount outstanding under the Notes. If the Company requests and is entitled to a release of a Pledged Mortgage Loan pursuant to the preceding sentence, the Agent shall promptly redeliver to the Company or its designee (i) the Mortgage Note evidencing such Pledged Mortgage Loan endorsed without recourse upon, or representation or warranty by, the Agent or any Secured Party and (ii) a reassignment, without recourse upon, or representation or warranty by, the Agent or any Secured Party, of any part of the Collateral that secures such Mortgage Note.

            (b) Whether or not the Company, by the terms of this Section 10.04, is entitled to a release of the Agent's security interest for the benefit of the Secured Parties in the Collateral, the Agent shall release such security interest in any Pledged Mortgage Loan to the extent necessary to permit the Company to execute any full or partial release of any mortgage, deed of trust, security agreement, financing statement or other security instrument or deed which the Company is contractually obligated to release upon payment thereof or of a minimum release price, provided the Company arranges to have such payment remitted directly by the applicable Obligor or closing agent to the Agent for application upon the unpaid principal amount outstanding under the Notes, unless an Event of Default has occurred which is continuing, in which case such payment shall be applied as provided in Section 17 hereof.

            (c) Upon the Agent's receipt of the proceeds from the sale of a Pledged Mortgage Loan delivered to an Investor pursuant to Section 10.02 hereof or to a pool custodian pursuant to Section 10.03 hereof, the security interest of the Agent for the benefit of the Secured Parties in such Pledged Mortgage Loan and in the Mortgage Note and other documents related thereto shall terminate without further action by the Agent.

            (d) Upon the Agent's receipt of the proceeds from the sale of a Related Mortgage-backed Security representing an interest in, or which is secured by, Pledged Mortgage Loans delivered pursuant to Section 10.03 hereof, the security interest of the Agent for the benefit of the Secured Parties in such Related Mortgage-backed Security and in such Pledged Mortgage Loans shall terminate without further action by the Agent.

            Section 11. FURTHER ASSURANCES

            The Company, upon the request of the Agent, will promptly correct any patent defect, error or omission which may be discovered in the contents of this Security Agreement or in the execution hereof and will do such further acts and things, and execute, acknowledge, endorse and deliver such further instruments, agreements, schedules and certificates, including, but not limited to, notes, mortgages, deeds of trust, assignments, chattel mortgages, security agreements and financing statements covering the title to any real, personal or mixed property now owned or hereafter acquired by the Company and now or hereafter constituting Collateral, schedules and certificates respecting all or any of the Collateral at the time subject to the security interest hereunder, the items or amounts received by the Company in full or partial payment, or otherwise as proceeds, of any of the Collateral and supplements to and amendments of this Security Agreement, that the Agent may at any time and from time to time reasonably request in connection with the administration or enforcement of this Security Agreement or related to the Collateral or any part thereof or in order to assure and confirm unto the Agent the rights, powers and remedies hereunder or to subject all of the real, personal or mixed properties now owned or hereafter acquired by the Company and now or hereafter constituting Collateral to, or to confirm or clearly establish that all of said properties are subject to and encumbered by, a lien to secure the due and punctual payment of the Obligations, any Lease Obligations or the Subordinated Note Obligations. Any such instrument, agreement, schedule or certificate shall be executed by a duly authorized officer of the Company and shall be in such form and detail as the Agent may reasonably specify. Promptly upon the request of the Agent, the Company will mark, or permit the Agent to mark in a reasonable manner, the Company's books, records and accounts showing or dealing with the Collateral with a notation clearly setting forth that the Collateral has been assigned to the Agent, for the benefit of the Secured Parties, which notation shall be in form and substance satisfactory to the Agent.

            The Company will do all acts and things, and will execute and file or record all instruments (including mortgages, pledges, assignments, security agreements, financing statements, amendments to financing statements, continuation statements, etc.) required or reasonably requested by the Agent to establish, perfect, maintain and continue the perfection and priority of the security interest of the Agent, for the benefit of the Secured Parties, in the Collateral and will pay the costs and expenses of: all filings and recordings, including taxes thereon; all searches necessary or reasonably deemed necessary by the Agent to establish and determine the validity and the priority of such security interest of the Agent; and also to satisfy all other liens which in the reasonable opinion of the Agent prejudice, imperil or otherwise affect the Collateral or the existence or priority of such security interest. A carbon, photographic or other reproduction of this Security Agreement or of a financing statement shall be sufficient as a financing statement and may be filed in lieu of the original in any or all jurisdictions which accept such reproductions.

            The Company shall give at least 30 days' prior written notification to the Agent of the opening of a new place of business where any of the Collateral or records relating thereto are to be located and of any change in the location of its chief executive office. The Company will not permit any Collateral to be located in any state (and, if any county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed to perfect the Agent's security interest, for the benefit of the Secured Parties, in such Collateral.

            Section 12. COVENANTS OF THE COMPANY

            So long as this Security Agreement shall remain in effect, the Company will (a) defend the right, title and interest of the Agent, for the benefit of the Secured Parties, in the Collateral against the claims and demands of all Persons; (b) not amend, modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Collateral in a manner which would materially adversely affect the interests of the Agent, for the benefit of the Secured Parties; (c) not sell, assign, transfer, or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber, or release, any of the Collateral or any interest therein except in a manner whereby the Agent alone would be entitled to receive the proceeds therefrom; (d) notify the Agent and the Secured Parties monthly of any default that continues beyond any applicable notice or grace period under any Pledged Mortgage Loan which has Warehousing Collateral Value; (e) maintain, or cause to be maintained, in its chief executive office or in the offices of a computer service bureau approved by the Agent, for the processing of Mortgage Notes and Mortgage-backed Securities, originals, or copies if the original has been delivered to the Agent, of its Mortgage Notes and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other records, information and data, relating to the Collateral, and give the Agent written notice of the place where such records, information and data will be maintained; and (f) maintain sufficient documentary evidence in its files with respect to each Pledged Mortgage Loan to substantiate compliance with all applicable federal, state and local laws, regulations and rules, including but not limited to those specified in Section 5(h) hereof.

            Section 13. AGENT APPOINTED ATTORNEY-IN-FACT

            The Company hereby appoints the Agent the Company's attorney-in-fact, with full power of substitution, to submit any Pledged Mortgage Loan or Mortgage-backed Security which constitutes Collateral and related documents to a purchaser under a Take-Out Commitment and for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing in the name of the Company without recourse to the Agent or any Lender any instrument, including, but not limited to, the instruments described in Section 2 hereof, which the Agent may deem necessary or advisable to accomplish the purpose hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power to receive, endorse and collect checks and other orders for the payment of money made payable to the Company representing any payment or reimbursement made under, or pursuant or with respect to, the Collateral or any part thereof and to give full discharge for the same. The Agent agrees that it shall not, without further instructions of the Company, exercise the foregoing power of attorney unless an Event of Default or Unmatured Event of Default has occurred and is continuing. Whether or not an Event of Default or an Unmatured Event of Default shall have occurred or be continuing, the Company hereby authorizes the Agent in its discretion at any time and from time to time to (i) complete or cause to be completed any assignment of real estate mortgage or deed of trust which heretofore was, or hereafter at any time may be, executed and delivered by the Company to the Agent so that such assignment describes a real estate mortgage or deed of trust which is security for any Pledged Mortgage Loan now or hereafter at any time constituting Collateral and (ii) complete or cause to be completed any other assignment or endorsement that was delivered in blank hereunder.

            Section 14. EVENTS OF DEFAULT; REMEDIES

            If one or more Events of Default shall occur and be continuing, then the Agent, in addition to any and all other rights and remedies which it may then have hereunder, under the Credit Agreement or any other Loan Document, or under any other instrument, or which the Agent or the Secured Parties may have at law, in equity or otherwise, may, at its option, (a) in the name of the Company, or otherwise, demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral; (b) take any action which the Agent may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract, endorse in the name of the Company without recourse to the Company any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral; (c) enter upon the premises where any of the Collateral not in the possession of the Agent is located and take possession thereof and remove the same, with or without judicial process; (d) reduce the claims of the Agent or the Secured Parties to judgment or foreclosure or otherwise enforce the security interests herein granted and assigned, in whole or in part, by any available judicial procedure; (e) after notification, if any, provided for herein (the Company agreeing that, to the extent notice of sale shall be required at law, at least ten days' prior notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification), sell, lease, or otherwise dispose of, at the office of the Agent, on the premises of the Company, or elsewhere, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts at any exchange, broker's board, or at any of the Agent's offices or elsewhere, for cash, or credit, or for future delivery, without assumption of any credit risk, and upon such other terms as the Agent may deem commercially reasonable (it being agreed that the sale of any part of Collateral shall not exhaust the power of sale granted hereby, but sales may be made from time to time, and at any time, until all the Collateral has been sold or until all Obligations, Lease Obligations and Subordinated Note Obligations have been fully paid and performed, and it being further agreed that the Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and that the Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned), and at any such sale it shall not be necessary to exhibit any of the Collateral; (f) at its discretion, surrender any policies of insurance on the Collateral consisting of real or personal property owned by the Company and receive the unearned premiums, and in connection therewith the Company hereby appoints the Agent as the agent and attorney-in-fact for the Company to collect such premiums; (g) at its discretion, retain the Collateral in satisfaction of the Obligations, the Lease Obligations and the Letter of Credit Obligations whenever the circumstances are such that the Agent and the Secured Parties are entitled to do so under the Code (as defined below) or otherwise; (h) exercise any and all other rights, remedies and privileges which the Agent may have under this Security Agreement, or any of the other promissory notes, assignments, mortgages, deeds of trust, chattel mortgages, security agreements, transfers of lien, and any other instruments, documents, and agreements executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement; and (i) exercise any other remedy available to it as a secured party under the Uniform Commercial Code of the State of Minnesota or of any other pertinent jurisdiction (the "Code"). The Company acknowledges and agrees that (x) a private sale of the Collateral pursuant to any Take-Out Commitment or other arrangement entered into by the Company shall be deemed to be a sale of the Collateral in a commercially reasonable manner and (y) the Collateral is intended to be sold and none of the Collateral is a type or kind intended by the Company to be held for investment or any purpose other than for sale.

            Section 15. WAIVERS

            The Company, for itself and all who may claim under the Company, as far as the Company now or hereafter lawfully may, also waives all right to have all or any portion of the Collateral marshalled upon any foreclosure hereof and agrees that any court having jurisdiction over this Security Agreement may order the sale of all or any portion of the Collateral as an entirety. Any sale of, or the grant of options to purchase (for the option period thereof or after exercise thereof), or any other realization upon, all or any portion of the Collateral under clause (e) of Section 14 hereof shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Company in and to the Collateral so sold, optioned or realized upon, and shall be a perpetual bar both at law and in equity against the Company and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon or any part thereof, from, through and under the Company. No delay on the part of the Agent in exercising any power of sale, lien, option or other right hereunder and no notice or demand which may be given to or made upon the Company with respect to any power of sale, lien, option or right hereunder shall constitute a waiver thereof, or limit or impair the right of the Agent, any Lender, the Lessor or the Subordinated Noteholder to take any action or to exercise any power of sale, lien, option or any other right under this Security Agreement, the Credit Agreement, any other Loan Document, any lease agreement, the Subordinated Loan Agreement, the Subordinated Note or otherwise, nor shall any single or partial exercise thereof, or the exercise of any power, lien, option or other right under this Security Agreement or otherwise, all without notice or demand (except as otherwise provided by the terms of this Security Agreement), prejudice their rights against the Company in any respect. Each and every remedy given the Agent or any Secured Party shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

            Section 16. NOTICE OF SALE OF COLLATERAL

            The Company acknowledges and agrees that Mortgage Loans and Mortgage-backed Securities are property of a type customarily sold on a recognized market, and that accordingly the Agent may (a) sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind, and (b) purchase the Collateral at a private sale thereof. To the extent notice of sale or other disposition of any of the Collateral is required by law, it is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice of the purposes of this Section 16. All notices and other communications provided for in this Security Agreement shall be given to the parties at their respective addresses described in Section 19.

            Section 17. APPLICATION OF PROCEEDS

            Until the Company has paid all Obligations, Lease Obligations and Subordinated Note Obligations in full, any and all proceeds ever received by the Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy pursuant to Section 8 hereof or by virtue of
Section 14 hereof, shall be applied by the Agent as follows:

            FIRST, ratably to the payment of the costs and expenses of the Agent and the Secured Parties in connection with the enforcement of this Security Agreement (including, without limitation, any costs or expenses related to the sale or other disposition of the Collateral) and the reasonable fees and out of pocket expenses of counsel employed in connection therewith, to the payment of all costs and expenses incurred by the Agent in connection with the administration of this Security Agreement and to the payment of all advances made by the Agent and the Secured Parties for the account of the Company hereunder, to the extent that such costs, expenses and advances have not been reimbursed to the Agent and the Secured Parties, as the case may be;

            SECOND, to the payment in full of the principal of and any Balances Deficiency Fees, Usage Fees, facility fees and interest on the Notes;

            THIRD, to the payment of all other Obligations, as provided in the Credit Agreement, as the Agent or the Lenders may determine;

            FOURTH, to the payment in full of the Lease Obligations, as provided in the Lease Agreements, or otherwise, in such order as the Lessor may determine;

            FIFTH, to the payment in full of the Subordinated Note Obligations until all of the Subordinated Note Obligations have been paid in full;

            SIXTH, the balance (if any) of such proceeds shall be paid to the Company, its successors or assigns, or as a court of competent jurisdiction may direct; provided, that if such proceeds are not sufficient to satisfy the Obligations, the Lease Obligations and the Subordinated Note Obligations in full, the Company shall remain liable to the Agent, the Lenders, the Lessor and the holder(s) of the Subordinated Note, as applicable, for any deficiency.

      The Company hereby agrees to pay all expenses incurred by the Agent or the Secured Parties in the collection of the Collateral, including the reasonable attorneys' fees incurred in connection therewith by the Agent or the Secured Parties.

            Section 18. AMENDMENTS AND MODIFICATIONS.

            No amendment to this Security Agreement, waiver of any provision of this Security Agreement or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed or consented to in writing by the Agent (with the consent of the Required Lenders, the Lessor and the Subordinated Noteholder), and any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

            Section 19. NOTICES.

            Except as otherwise specifically provided for herein, all notices and other communications provided for herein shall be in writing (including teletransmission communication) and, unless otherwise required herein or by law, shall be teletransmitted, mailed or delivered to the intended recipient at the "Address for Notices" specified (i) in the case of the Agent or the Lenders, in the Credit Agreement, (ii) in the case of the Company, in the Credit Agreement,
(iii) in the case of the Lessor, by the Lessor to the Company from time to time, and (iv) in the case of the Subordinated Noteholder, in the Subordinated Loan Agreement. All notices and other communications hereunder shall be effective when transmitted by telex or telecopier, delivered or, in the case of a mailed notice or notice sent by overnight courier, upon receipt thereof as conclusively evidenced by the signed receipt therefor, in each case given or addressed as aforesaid.

            Section 20. INDEMNIFICATION AND COSTS AND EXPENSES

            The Company will (a) pay all reasonable out-of-pocket expenses, including, without limitation, any recording or filing fees, fees of title insurance companies in connection with records or filings, costs of mortgage insurance policies and endorsements thereof and mortgage registration taxes (or any similar fees or taxes), incurred by the Agent or any Secured Party in connection with (i) the enforcement and administration of this Security Agreement (whether or not the transactions hereby contemplated shall be consummated), and (ii) the enforcement of the rights of the Agent and the Secured Parties in connection with this Security Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Agent and the Secured Parties; (b) pay, and hold the Agent and the Secured Parties harmless from and against, any and all present and future stamp and other similar taxes with respect to the foregoing matters, and save the Agent and the Secured Parties harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes; and (c) pay, and indemnify and hold harmless the Agent and the Secured Parties from and against, any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever (the "Indemnified Liabilities") which may be imposed on, incurred by or asserted against any of them in any way relating to or arising out of this Security Agreement or any of the transactions contemplated hereby or thereby, WHETHER OR NOT THE SAME ARE CAUSED BY THE SIMPLE NEGLIGENCE OF THE AGENT OR ANY SECURED PARTY, unless the same are caused by the gross negligence or willful misconduct of the Agent or such Secured Party, as the case may be. The undertakings of the Company set forth in this Section 20 shall survive the payment in full of the Obligations, the Lease Obligations, the Subordinated Note Obligations, and the termination of this Security Agreement, the Credit Agreement, the other Loan Documents, all Lease Agreements, the Subordinated Loan Agreement and the Subordinated Note.

            Section 21. TERMINATION

            This Security Agreement shall terminate when all the Obligations, Lease Obligations and Subordinated Note Obligations have been fully and indefeasibly paid and performed and the Commitments, all Lease Agreements and the Subordinated Loan Agreement have expired, at which time the Agent shall reassign and redeliver, without recourse upon, or representation or warranty by, the Agent or any Secured Party and at the expense of the Company, to the Company, or to such other Person or Persons as the Company shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise disposed of by the Agent pursuant to the terms hereof, of the Credit Agreement, the other Loan Documents, any Lease Agreement, the Subordinated Loan Agreement and the Subordinated Note, and shall still be held by the Agent, together with appropriate instruments of reassignment and release; provided, however, that this Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations, the Lease Obligations, or the Subordinated Note Obligations is rescinded or must otherwise be returned by the Agent or any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

            Section 22. NON-ASSUMPTION OF LIABILITY; NO FIDUCIARY RESPONSIBILITY

            Nothing herein contained shall relieve the Company from performing any covenant, agreement or obligation on the part of the Company to be performed under or in respect of any of the Collateral or from any liability to any party or parties having an interest therein or impose any liability on the Agent or any Secured Party for the acts or omissions of the Company in connection with any of the Collateral. The Agent and the Secured Parties shall not assume or become liable for, nor shall any of them be deemed or construed to have assumed or become liable for, any obligation of the Company with respect to any of the Collateral, or otherwise, by reason of the grant to the Agent, for the benefit of the Secured Parties, of security interests in the Collateral. While the Agent shall use reasonable care in the custody and preservation of the Collateral as provided in Section 6 hereof, the Agent shall not have any fiduciary responsibility to the Company with respect to the holding, maintenance or transmittal of the Collateral delivered hereunder.

            Section 23. WAIVERS, ETC.

            No failure on the part of the Agent to exercise, and no delay in exercising, any power or right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            Section 24. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

            THIS SECURITY AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW, BUT NOT THE LAW OF CONFLICTS, OF THE STATE OF

MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF ANY MINNESOTA STATE OR FEDERAL COURT SITTING IN HENNEPIN OR RAMSEY COUNTIES, STATE OF MINNESOTA, FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, AND THE COMPANY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MINNESOTA STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM AND VENUE OBJECTIONS TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 19 OF THIS SECURITY AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED ON THE THIRD BUSINESS DAY AFTER SUCH SERVICE IS DEPOSITED IN THE MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY LENDER, THE LESSOR, THE SUBORDINATED NOTEHOLDER OR ANY OTHER INDEMNIFIED PERSON TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE COMPANY AND THE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 25. MISCELLANEOUS

            (a) Benefit of Agreement. This Security Agreement shall be binding upon and inure to the benefit of the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Secured Parties and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Secured Parties.

            (b) Successor Collateral Agent. In the event a successor Agent is appointed pursuant to the Credit Agreement, such successor Agent shall also succeed to the duties and responsibilities of the Agent hereunder. From and after the payment in full of all of the Obligations and the termination of the Commitments, the Agent under the Credit Agreement at the time of such payment and termination shall remain the Agent hereunder until the Lease Obligations and the Subordinated Note Obligations have been paid in full and all Lease Agreements and the Subordinated Note Agreement have been terminated; provided, however, that if any Person other than USBNA is the Agent hereunder at such time, USBNA may direct that such Person resign as Agent and appoint USBNA as successor Agent hereunder.

            (c) No Commitment by Lessor or Subordinated Noteholder. Nothing in this Security Agreement shall be construed as a commitment on the part of the Lessor to lease any equipment or make any loan, or on the part of the Subordinated Noteholder to extend any loan pursuant to the Subordinated Loan Agreement or the Subordinated Note, under any existing agreement or otherwise, to or for the account of the Company or NCFC.

            (d) Survival of Representations, Warranties and Covenants. All representations, warranties and covenants made by the Company to the Agent or any Secured Party in connection with this Security Agreement shall survive the execution and delivery of this Security Agreement. All statements contained in any certificate or other instrument delivered to the Agent or any Secured Party pursuant to this Security Agreement shall be deemed representations, warranties and covenants hereunder of the Company.

            (e) Headings. Section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Security Agreement.

            (f) Execution in Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Security Agreement by signing any such counterpart.

            IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the day and year first above written.


                                          NEW CENTURY MORTGAGE
                                            CORPORATION

                                          By /s/ Patrick Flanagan
                                             -----------------------------------

                                          Its EVP/COO
                                              ----------------------------------


                                          U.S. BANK NATIONAL ASSOCIATION,
                                            as Agent

                                          By /s/ Edwin Jenkins
                                             -----------------------------------

                                          Its
                                              ----------------------------------

     [Signature Page to Amended and Restated Pledge and Security Agreement]